                          [COVER ART FOR SELECT GROWTH
                        THE ARTIST'S GARDEN AT GIVERNY]


                                      AIM
                               SELECT GROWTH FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT                DECEMBER 31, 1998


                 INVEST WITH DISCIPLINE--Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                         THE ARTIST'S GARDEN AT GIVERNY

                      BY CLAUDE MONET (1840-1926, FRENCH)

           A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS

          CAN RESULT IN A STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE

              ONE DEPICTED IN MONET'S CLASSIC WORK. IN AIM SELECT

              GROWTH FUND, WE ENDEAVOR TO OWN THE MOST ATTRACTIVE

           LARGE-, MID- AND SMALL-CAP STOCKS IN AN EFFORT TO PRODUCE

                     THE BEST RESULTS FOR OUR INVESTORS.

                     -------------------------------------

For shareholders who seek long-term growth of capital. The Fund invests primarily in the common stocks of established medium- to large-sized companies with prospects for above-average, long-term earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization. The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's Mid-Cap 400 Index (S&P
    400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
         OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
          ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                  COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from
[Photo of           the concerns produced by financial crises in Asia during
Charles T. Bauer    1997, and this optimism early in 1998 led several market
Chairman of         indexes to all-time highs in spring and early summer.
the Board of        However, the year was to bring two particularly serious
the Fund appears    financial shocks, first the debt default by Russia, and
here]               later the gathering crisis in Brazil, which devalued its
                    currency shortly after the fiscal year closed. The result was another year of significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
    On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

                     -------------------------------------

                             . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                             SHAREHOLDERS REMAINED

                            COOL HEADED AND DID NOT

                              PULL OUT OUT OF THE

                             MARKETS DURING 1998.

                     -------------------------------------

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                             AIM SELECT GROWTH FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW


LARGE-CAP STOCKS, TECH HOLDINGS BOOST
FUND PERFORMANCE

1998 WAS THE MOST VOLATILE YEAR IN THE STOCK MARKET IN MORE THAN A DECADE. HOW DID THE FUND PERFORM?
Despite a roller coaster stock market, the Fund's diversified investment approach enabled it to post impressive gains for the year. Total returns for Class A, B and C shares were 27.09%, 26.13% and 26.07%, respectively, which beat the 24.14% total return for the Russell 3000 Index.


TOTAL RETURN
Year ended December 31. 1998

================================================================================
27.09%     26.13%     26.07%     24.14%

CLASS A    CLASS B    CLASS C    RUSSELL
SHARES     SHARES     SHARES     3000
================================================================================

    The Fund's performance from the market low on October 8 through the end of the fiscal year was particularly dramatic. Total return was 52.37%, 52.01% and 51.93% for Class A, B and C shares, respectively. Over the same period, the Standard and Poor's Composite Index of 500 Stocks (S&P 500) gained 28.52% while the Russell 3000 gained 30.87%.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET?
Early in the year, markets shook off initial concerns about the potential impact of the economic turmoil in Asia and soared to new heights in April. Although renewed fears about Asia's impact halted the rally, large-cap stocks rebounded and the Dow Jones Industrial Average (the Dow) set a record in July. The Dow then lost 16.82% of its value between July 17 and October 8. Severe economic problems in Russia and Latin America as well as Asia, combined with political controversy in the United States, prompted the selloff.
    However, the market rebounded impressively in October as the Dow posted its best percentage gain for a single month in more than 11 years. The Federal Reserve Board (the Fed) cut interest rates three times in the fall. These Fed moves, combined with encouraging economic indicators, sparked a strong rally in the stock market. The Dow soared to a record high on November 23 and ended the year up 18.15%.

HOW DID LARGE-, MID- AND SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?
In 1998, size did matter-large-cap stocks outperformed mid- and small-cap stocks by a wide margin. In the uncertain market environment created by foreign economic problems and domestic political controversy, investors favored large-cap stocks because of their greater liquidity. Mid-cap stocks, which were in the doldrums for much of the year, finished strongly, and the Standard & Poor's Mid Cap 400 Index wound up posting a 18.25% gain for 1998. Small-cap stocks, on the other hand, were in the throes of a severely declining market for much of the reporting period. Although small caps bounced back impressively in the fall, the Russell 2000 Index still ended the year down 2.55%.

WHAT WERE OTHER NOTEWORTHY TRENDS IN THE MARKET?
The stocks of companies expected to experience strong earnings growth out-performed stocks considered to be under-valued relative to the rest of the market. 1998 also was a banner year for technology.

WAS THE FUND IN A GOOD POSITION TO TAKE ADVANTAGE OF THESE TRENDS?
Absolutely. At the end of the year, large-cap stocks, the market favorites, composed 58% of the Fund's holdings. Mid-cap stocks composed 37% of the portfolio, while small-cap stocks made up only 5%. The Fund's growth-stock orientation along with its heavy weighting in the high-flying technology sector also enhanced performance.

During the fiscal year, we completed the process of restructuring the portfolio to include the most attractive large-, mid- and small-cap growth and value stocks.

We have reduced the number of holdings in the Fund from 319 at the beginning of the fiscal year to 128 at its conclusion. As of December 31, 1998, the Fund's top sector weightings included technology, 32%; financial, 16%; and health care, 13%. During the six months since our last report, we slightly increased our holdings in all three of these sectors.

HOW DID TECHNOLOGY STOCKS PERFORM?
Despite volatility, technology stocks were the top-performing equity sector in 1998. Investors flocked to Internet-related companies as they considered the possibilities for explosive growth in the new medium.

                     -------------------------------------

                      DURING THE FISCAL YEAR, WE COMPLETED

                   THE PROCESS OF RESTRUCTURING THE PORTFOLIO

           TO INCLUDE THE MOST ATTRACTIVE LARGE-, MID- AND SMALL-CAP

                           GROWTH AND VALUE STOCKS.

                     -------------------------------------

         See important Fund and index disclosures inside front cover.

                            AIM SELECT GROWTH FUND
2

                      ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

===========================================================================================================================
        Top 10 Equity Holdings                                       Top 10 Industries
---------------------------------------------------------------------------------------------------------------------------
        1.  America Online, Inc.          4.29%                       1.  Computers (Software & Services)            14.48%
        2.  MCI/WorldCom, Inc.            3.11                        2.  Financial (Diversified)                     6.89
        3.  Microsoft Corp.               2.56                        3.  Telecommunications (Long Distance)          3.39
        4.  Freddie Mac                   2.05                        4.  Electrical Equipment                        3.36
        5.  Warner-Lambert Co.            1.79                        5.  Health Care (Drugs-Generic & Other)         3.27
        6.  Dell Computer Corp.           1.70                        6.  Electronics (Semiconductors)                3.19
        7.  Tyco International  Ltd.      1.67                        7.  Communications Equipment                    3.10
        8.  CVS Corp.                     1.40                        8.  Services (Data Processing)                  2.97
        9.  Comverse Technology, Inc.     1.34                        9.  Consumer Finance                            2.67
        10. Pfizer Inc.                   1.33                       10.  Broadcasting (Television, Radio & Cable)    2.44

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===========================================================================================================================


Technology companies also benefited from consumer demand for computers costing less than $1,000, the need to upgrade computers to avoid complications associated with the so-called "millennium bug," and the introduction of faster and more powerful chips and software.
    America Online (AOL), the Fund's top holding, is the world's largest Internet online service provider with approximately 15 million subscribers. The company reported robust earnings in 1998, and its stock soared in December after it was announced that AOL would be added to the S&P 500.
    The Fund also got a boost from owning the stocks of software giant Microsoft; MCI/WorldCom, a leading global provider of telephone, Internet and data communications services; Comverse Technology, a manufacturer of enhanced telecommunications systems; and Dell Computer, a leading maker and marketer of a wide range of computer systems and a pioneer of on-line selling.

WHAT MADE FINANCIAL STOCKS ATTRACTIVE?
During the first half of the year, the financial sector benefited from declining interest rates, low inflation, a series of key mergers and a burgeoning stock market. However, financial-company stocks were pummeled when equity markets plunged in the late summer and early fall. Financial stocks rebounded toward the end of the year following the Fed's three interest-rate cuts and the stock market's resurgence.
    Financial stocks that performed well for the Fund included Federal Home Loan Mortgage Corp. (Freddie Mac), which purchases mortgages and sells them to investors as guaranteed mortgage passthrough securities; Knight/Trimark, a securities broker which has established a significant online trading presence; and Chase Manhattan, the nation's second largest bank.

WHAT ABOUT HEALTH-CARE STOCKS?
Within the health-care sector, the stocks of medical-supply and pharmaceutical companies soared while the stocks of health-care service providers languished. Pharmaceutical companies in particular enjoyed robust earnings as they continued to offer a wide range of new products that were enthusiastically received by a health-conscious population.
    The Fund's health-care holdings included Warner-Lambert, one of the fastest-growing U.S. drug companies. The company is benefiting from the success of a cholesterol-reducing drug and a diabetes treatment. Other stocks in the portfolio included Guidant, which develops and sells products used for cardiac rhythm management, Watson Pharmaceuticals, which offers generic versions of brand-name drugs, and prescription-drug manufacturer Pfizer, developer of the highly publicized drug Viagra.

WHAT IS YOUR OUTLOOK?
We expect the low-inflation, low-interest rate environment that proved so favorable to the stock market in 1998 to persist in the months ahead. We also believe the economy will continue to grow, but at a slower pace. Corporate profits are expected to decline for larger companies while remaining robust for mid- and small-sized companies. Such a trend could prove beneficial to mid- and small-cap stocks. Since our stock-selection process is based on corporate earnings, we believe the Fund will be well positioned.
    Given the unsettling economic problems in Asia, Russia and Latin America, as well as political controversy in the United States, stock markets could remain volatile. In such an environment, investors would be well advised to focus on their long-term financial goals, rather than transitory market fluctuations.

         See important Fund and index disclosures inside front cover.

                            AIM SELECT GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SELECT GROWTH FUND, CLASS A SHARES VS. BENCHMARK INDEXES

12/31/88-12/31/98

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98 including sales charges

CLASS A SHARES

  10 Years                                         14.24%
   5 Years                                         16.79
   1 Year                                          20.12*

*27.09% excluding sales charges

CLASS B SHARES

Inception (9/1/93)                                 15.64%

   5 Years                                         16.87
   1 Year                                          21.13**

**26.13% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                                 14.63%

  1 Year                                           25.07***

***26.07% excluding CDSC.

==============================================================================

Sources: Towers Data Systems HYPO--Registered Trademark--, Morgan Stanley Capital International.

    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

==============================================================================



------------------------------------------------------------------------------

           AIM SELECT        S&P 500       Russell 3000
          GROWTH FUND
         Class A Shares
------------------------------------------------------------------------------

12/88         9,453           10,000          10,000

12/89        12,183           13,164          12,932

12/90        11,569           12,756          12,278

12/91        15,855           16,635          16,410

12/92        15,885           17,901          17,999

12/93        16,462           19,703          19,956

12/94        15,640           19,962          19,992

12/95        21,005           27,457          27,350

12/96        24,913           33,758          33,318

12/97        29,781           45,018          43,909

12/98        37,849           57,881          54,509
Past performance is no guarantee of comparable future results.
==============================================================================

ABOUT THIS CHART
The chart above compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 12/31/88-12/31/98. It is important to understand the difference between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Russell 3000 Index and the S&P 500. Market indexes such as the Russell 3000 Index and the S&P 500 are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    AIM Select Growth Fund has elected to use the Russell 3000 Index as its benchmark because it more closely reflects the performance of stocks in which the Fund invests. The Fund will no longer measure its performance against the S&P 500, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.

                            AIM SELECT GROWTH FUND
4

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-89.75%

BANKS (MONEY CENTER)-0.99%

Chase Manhattan Corp. (The)             110,400   $  7,514,101
--------------------------------------------------------------

BANKS (REGIONAL)-0.50%

AmSouth Bancorporation                   82,500      3,764,064
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.44%

CBS Corp.(a)                            122,400      4,008,601
--------------------------------------------------------------
Chancellor Media Corp.(a)                76,000      3,638,500
--------------------------------------------------------------
Clear Channel Communications, Inc.(a)   153,400      8,360,300
--------------------------------------------------------------
Jacor Communications, Inc.(a)            38,500      2,478,438
--------------------------------------------------------------
                                                    18,485,839
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.51%

Comverse Technology, Inc.(a)            143,300     10,174,301
--------------------------------------------------------------
Lucent Technologies, Inc.                80,400      8,844,000
--------------------------------------------------------------
                                                    19,018,301
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.70%

Dell Computer Corp.(a)                  176,000     12,881,001
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.19%

EMC Corp.(a)                            100,000      8,500,001
--------------------------------------------------------------
Quantum Corp.(a)                        380,000      8,075,000
--------------------------------------------------------------
                                                    16,575,001
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-14.48%

America Online, Inc.(a)                 203,000     32,480,001
--------------------------------------------------------------
BMC Software, Inc.(a)                   108,000      4,812,750
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)         147,000      4,373,250
--------------------------------------------------------------
Citrix Systems, Inc.(a)                  61,650      5,983,903
--------------------------------------------------------------
Compuware Corp.(a)                      104,000      8,125,000
--------------------------------------------------------------
Concord EFS, Inc.(a)                    116,550      4,938,806
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 96,700      5,427,287
--------------------------------------------------------------
HBO & Co.                               226,400      6,494,850
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                   50,300      1,917,687
--------------------------------------------------------------
ISS Group, Inc.(a)                        8,200        451,000
--------------------------------------------------------------
Medical Manager Corp.(a)                120,000      3,765,000
--------------------------------------------------------------
Microsoft Corp.(a)                      139,800     19,388,512
--------------------------------------------------------------
Sterling Commerce, Inc.(a)              100,000      4,500,000
--------------------------------------------------------------
USWeb Corp.(a)                          261,000      6,883,875
--------------------------------------------------------------
                                                   109,541,921
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CONSUMER FINANCE-2.67%

Capital One Financial Corp.              31,000   $  3,565,001
--------------------------------------------------------------
Household International, Inc.           153,400      6,078,475
--------------------------------------------------------------
MBNA Corp.                              158,925      3,963,192
--------------------------------------------------------------
Providian Financial Corp.                88,050      6,603,750
--------------------------------------------------------------
                                                    20,210,418
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.62%

McKesson Corp.                           59,000      4,664,689
--------------------------------------------------------------

ELECTRIC COMPANIES-1.43%

Niagara Mohawk Power Corp.(a)           214,300      3,455,588
--------------------------------------------------------------
Northeast Utilities(a)                  146,600      2,345,600
--------------------------------------------------------------
Texas Utilities Co.                     107,000      4,995,562
--------------------------------------------------------------
                                                    10,796,750
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.63%

American Power Conversion Corp.(a)       50,000      2,421,876
--------------------------------------------------------------
Raychem Corp.                            52,700      1,702,868
--------------------------------------------------------------
Sanmina Corp.(a)                         87,200      5,450,000
--------------------------------------------------------------
SCI Systems, Inc.(a)                     99,500      5,746,125
--------------------------------------------------------------
Solectron Corp.(a)                       49,000      4,553,937
--------------------------------------------------------------
                                                    19,874,806
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.47%

Waters Corp.(a)                          41,000      3,577,251
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.19%

Altera Corp.(a)                         140,400      8,546,851
--------------------------------------------------------------
Linear Technology Corp.                  44,400      3,976,575
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       70,000      3,058,125
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                     135,800      8,572,375
--------------------------------------------------------------
                                                    24,153,926
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.46%

McDermott International, Inc.           140,700      3,473,532
--------------------------------------------------------------

ENTERTAINMENT-1.19%

SFX Entertainment, Inc.-Class A(a)      164,200      9,010,476
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.62%

Teradyne, Inc.(a)                       110,000      4,661,251
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.89%

American Express Co.                     40,100      4,100,226
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         175,200      7,424,100
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Citigroup Inc.                          200,250   $  9,912,375
--------------------------------------------------------------
Fannie Mae                               81,500      6,031,000
--------------------------------------------------------------
Freddie Mac                             241,020     15,530,726
--------------------------------------------------------------
Hamilton Bancorp, Inc.(a)                98,000      2,615,375
--------------------------------------------------------------
Heller Financial, Inc.                   95,300      2,799,437
--------------------------------------------------------------
MGIC Investment Corp.                    92,900      3,698,581
--------------------------------------------------------------
                                                    52,111,820
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.79%

Warner-Lambert Co.                      180,000     13,533,751
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-3.27%

Forest Laboratories, Inc.(a)            105,200      5,595,325
--------------------------------------------------------------
ICN Pharmaceuticals, Inc.               115,750      2,618,843
--------------------------------------------------------------
Jones Pharma Inc.                       110,000      4,015,000
--------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)        78,000      4,650,750
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         125,000      7,859,375
--------------------------------------------------------------
                                                    24,739,293
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.71%

Lilly (Eli) & Co.                        32,300      2,870,662
--------------------------------------------------------------
Pfizer Inc.                              80,400     10,085,175
--------------------------------------------------------------
                                                    12,955,837
--------------------------------------------------------------

HEALTH CARE (LONG-TERM CARE)-0.46%

HCR Manor Care, Inc.(a)                 118,700      3,486,812
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.99%

Express Scripts, Inc.-Class A(a)         34,600      2,322,525
--------------------------------------------------------------
United HealthCare Corp.                 119,800      5,158,887
--------------------------------------------------------------
                                                     7,481,412
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.38%

Arterial Vascular Engineering,
  Inc.(a)                                27,700      1,454,250
--------------------------------------------------------------
Beckman Coulter Inc.                     34,300      1,860,775
--------------------------------------------------------------
Biomet, Inc.                            120,600      4,854,150
--------------------------------------------------------------
Guidant Corp.                            52,500      5,788,125
--------------------------------------------------------------
Sybron International Corp.(a)           149,000      4,050,937
--------------------------------------------------------------
                                                    18,008,237
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.91%

Ocular Sciences, Inc.(a)                125,000      3,343,750
--------------------------------------------------------------
Omnicare, Inc.                           71,400      2,481,150
--------------------------------------------------------------
Quintiles Transnational Corp.(a)         20,400      1,088,850
--------------------------------------------------------------
                                                     6,913,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HOMEBUILDING-0.43%

Clayton Homes, Inc.                     235,000   $  3,245,937
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.57%

Conseco, Inc.                           141,400      4,321,537
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.33%

Century Business Services, Inc.(a)      100,000      1,437,500
--------------------------------------------------------------
MONY Group, Inc. (The)(a)                33,900      1,061,493
--------------------------------------------------------------
                                                     2,498,993
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.35%

CMAC Investment Corp.                    57,000      2,618,437
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.48%

Affiliated Managers Group, Inc.(a)       54,300      1,622,212
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)   400,000      9,575,000
--------------------------------------------------------------
                                                    11,197,212
--------------------------------------------------------------

LODGING-HOTELS-1.20%

Carnival Corp.-Class A                  189,500      9,096,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.67%

Tyco International Ltd.                 167,700     12,650,868
--------------------------------------------------------------

NATURAL GAS-0.42%

Enron Corp.                              56,000      3,195,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.39%

Knoll, Inc.(a)                          100,000      2,962,500
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.46%

Atlantic Richfield Co.                   52,900      3,451,725
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.94%

ENSCO International, Inc.               344,600      3,682,912
--------------------------------------------------------------
Schlumberger Ltd.                        73,400      3,385,575
--------------------------------------------------------------
                                                     7,068,487
--------------------------------------------------------------

PERSONAL CARE-0.51%

Steiner Leisure Ltd.(a)                 120,000      3,840,000
--------------------------------------------------------------

RAILROADS-0.67%

Kansas City Southern Industries,
  Inc.                                  103,000      5,066,312
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.00%

Home Depot, Inc. (The)                   45,200      2,765,675
--------------------------------------------------------------
Lowe's Companies, Inc.                   93,600      4,791,150
--------------------------------------------------------------
                                                     7,556,825
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.12%

CDW Computer Centers, Inc.(a)            76,050      7,296,046
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tech Data Corp.(a)                       30,000   $  1,207,500
--------------------------------------------------------------
                                                     8,503,546
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.08%

J.C. Penney Co., Inc.                    61,200      2,868,750
--------------------------------------------------------------
Kohl's Corp.(a)                          21,800      1,339,337
--------------------------------------------------------------
Saks Inc.(a)                            124,500      3,929,531
--------------------------------------------------------------
                                                     8,137,618
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.49%

Dollar Tree Stores, Inc.(a)              84,025      3,670,842
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.40%

CVS Corp.                               192,498     10,587,390
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.09%

Kroger Co.(a)                           114,900      6,951,450
--------------------------------------------------------------
Safeway, Inc.(a)                        146,000      8,896,875
--------------------------------------------------------------
                                                    15,848,325
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.94%

Costco Companies, Inc.(a)                76,000      5,486,250
--------------------------------------------------------------
Dayton Hudson Corp.                     170,000      9,222,500
--------------------------------------------------------------
                                                    14,708,750
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.91%

Williams-Sonoma, Inc.(a)                170,000      6,853,125
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.43%

Washington Mutual, Inc.                  85,512      3,265,489
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.18%

Young & Rubicam, Inc.(a)                 42,600      1,379,175
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.83%

Convergys Corp.(a)                       98,000      2,192,750
--------------------------------------------------------------
Service Corp. International             162,400      6,181,350
--------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       210,800      4,690,300
--------------------------------------------------------------
Trammell Crow Co.(a)                     28,400        795,200
--------------------------------------------------------------
                                                    13,859,600
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.52%

SunGard Data Systems Inc.(a)             98,600      3,913,187
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.97%

Affiliated Computer Services, Inc.(a)    22,600      1,017,000
--------------------------------------------------------------
CSG Systems International, Inc.(a)       90,000      7,110,000
--------------------------------------------------------------
DST Systems, Inc.(a)                     58,100      3,315,331
--------------------------------------------------------------
Fiserv, Inc.(a)                          56,850      2,924,221
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

NOVA Corp.(a)                           102,233   $  3,546,189
--------------------------------------------------------------
Paychex, Inc.                            89,000      4,577,937
--------------------------------------------------------------
                                                    22,490,678
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.34%

Robert Half International, Inc.(a)       58,000      2,591,875
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.41%

Corrections Corp. of America(a)         177,600      3,130,200
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.11%

MCI WorldCom, Inc.(a)                   327,963     23,531,345
--------------------------------------------------------------

TEXTILES (APPAREL)-0.48%

Tommy Hilfiger Corp.(a)                  60,200      3,612,000
--------------------------------------------------------------

TOBACCO-1.32%

Philip Morris Companies, Inc.           186,800      9,993,800
--------------------------------------------------------------

WASTE MANAGEMENT-2.22%

Allied Waste Industries, Inc.(a)        226,050      5,340,431
--------------------------------------------------------------
KTI, Inc.(a)                            210,000      4,541,250
--------------------------------------------------------------
Waste Management, Inc.                  148,920      6,943,395
--------------------------------------------------------------
                                                    16,825,076
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $419,252,775)                          679,106,593
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-1.60%

BERMUDA-0.28%

Global Crossing Ltd.
  (Telecommunications-Long Distance)(a)  47,600      2,147,950
--------------------------------------------------------------

FINLAND-0.59%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             36,700      4,420,056
--------------------------------------------------------------

NETHERLANDS-0.73%

Philips Electronics N.V.-ADR-New
  York Shares (Electrical Equipment)     81,200      5,496,225
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $7,151,112)                                   12,064,231
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
DOMESTIC CONVERTIBLE CORPORATE
  NOTES-0.25%

COMPUTERS (PERIPHERALS)-0.25%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost $677,145)   $   500,000   $  1,885,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY SECURITIES-2.62%

U.S. TREASURY BILLS(B)-2.62%
4.439%, 03/25/99(c) (Cost
  $19,844,292)                      $20,050,000   $ 19,844,292
--------------------------------------------------------------

REPURCHASE AGREEMENT(d)-4.63%

Goldman, Sachs & Co., 4.40%,
  01/04/99(e) (Cost $35,047,833)     35,047,833     35,047,833
--------------------------------------------------------------
TOTAL INVESTMENTS-98.85%                           747,947,949
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.15%                                  8,698,821
--------------------------------------------------------------
NET ASSETS-100.00%                                $756,646,770
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $481,973,157)                              $747,947,949
---------------------------------------------------------
Receivables for:
  Investments sold                             10,294,721
---------------------------------------------------------
  Fund shares sold                              6,395,594
---------------------------------------------------------
  Dividends and interest                          216,101
---------------------------------------------------------
  Variation margin                                 57,800
---------------------------------------------------------
Investment for deferred compensation plan          67,342
---------------------------------------------------------
Other assets                                       59,351
---------------------------------------------------------
    Total assets                              765,038,858
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         5,243,174
---------------------------------------------------------
  Fund shares reacquired                        1,859,671
---------------------------------------------------------
  Deferred compensation plan                       67,342
---------------------------------------------------------
Accrued advisory fees                             393,919
---------------------------------------------------------
Accrued distribution fees                         649,458
---------------------------------------------------------
Accrued transfer agent fees                        87,005
---------------------------------------------------------
Accrued operating expenses                         91,519
---------------------------------------------------------
    Total liabilities                           8,392,088
---------------------------------------------------------
Net assets applicable to shares outstanding  $756,646,770
---------------------------------------------------------

NET ASSETS:

Class A                                      $320,143,475
=========================================================
Class B                                      $428,001,840
=========================================================
Class C                                      $  8,501,455
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        16,543,648
=========================================================
Class B                                        23,350,643
=========================================================
Class C                                           464,149
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      19.35
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.35
      divided by 94.50%)                     $      20.48
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      18.33
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      18.32
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $14,769 foreign
  withholding tax)                           $  2,559,950
---------------------------------------------------------
Interest                                        3,261,372
---------------------------------------------------------
    Total investment income                     5,821,322
---------------------------------------------------------
EXPENSES:
Advisory fees                                   4,362,261
---------------------------------------------------------
Administrative services fees                       78,567
---------------------------------------------------------
Custodian fees                                     65,321
---------------------------------------------------------
Transfer agent fees-Class A                       383,508
---------------------------------------------------------
Transfer agent fees-Class B                       774,106
---------------------------------------------------------
Transfer agent fees-Class C                        10,945
---------------------------------------------------------
Trustees' fees                                     12,591
---------------------------------------------------------
Distribution fees-Class A                         701,677
---------------------------------------------------------
Distribution fees-Class B                       3,710,226
---------------------------------------------------------
Distribution fees-Class C                          42,675
---------------------------------------------------------
Other                                             225,296
---------------------------------------------------------
    Total expenses                             10,367,173
---------------------------------------------------------
Less: Expenses paid indirectly                    (12,167)
---------------------------------------------------------
    Net expenses                               10,355,006
---------------------------------------------------------
Net investment income (loss)                   (4,533,684)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        10,012,133
---------------------------------------------------------
  Futures contracts                             7,613,270
---------------------------------------------------------
  Option contracts                                 (9,052)
---------------------------------------------------------
                                               17,616,351
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       147,338,375
---------------------------------------------------------
  Foreign currencies                                   26
---------------------------------------------------------
  Futures contracts                             1,416,600
---------------------------------------------------------
                                              148,755,001
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, futures and
       option contracts                       166,371,352
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $161,837,668
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                  1998             1997
                                                              ------------     ------------
OPERATIONS:

  Net investment income (loss)                                $ (4,533,684)    $ (2,562,900)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                            17,616,351       68,573,981
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                   148,755,001       29,604,019
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       161,837,668       95,615,100
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (115,803)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (8,360,767)     (28,869,623)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,756,791)     (40,478,955)
-------------------------------------------------------------------------------------------
  Class C                                                         (234,011)        (105,058)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (7,618,676)      23,238,247
-------------------------------------------------------------------------------------------
  Class B                                                       (6,948,989)      64,250,779
-------------------------------------------------------------------------------------------
  Class C                                                        6,185,419        1,318,691
-------------------------------------------------------------------------------------------
    Net increase in net assets                                 133,103,853      114,853,378
-------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          623,542,917      508,689,539
-------------------------------------------------------------------------------------------
  End of period                                               $756,646,770     $623,542,917
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $494,529,257     $499,110,813
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (71,168)         (34,200)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                    (4,913,364)       6,119,260
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           267,102,045      118,347,044
-------------------------------------------------------------------------------------------
                                                              $756,646,770     $623,542,917
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and paid annually. On December 31, 1998 additional paid-in capital was increased by $3,800,690, undistributed net investment income was increased by $4,496,716 and undistributed net realized gains was decreased by $8,297,406 as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $78,567 for such services.
    The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $666,866 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $701,677, $3,710,226 and $42,675, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $136,229 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $105,783 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the year ended December 31, 1998, the Fund paid legal fees of $4,830 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $7,306 and $4,861, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $12,167 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $400,007,825 and $403,676,609, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $273,731,588
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,010,915)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $265,720,673
=========================================================

Cost of investments for tax purposes is $482,227,276.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               31,005,519   $ 526,456,274    14,466,946   $ 234,213,923
--------------------------------------------------------------------------------
  Class B                5,430,217      86,111,821     7,100,475     113,053,525
--------------------------------------------------------------------------------
  Class C*                 569,912       9,220,769       104,003       1,760,456
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  444,090       7,953,651     1,802,991      27,333,257
--------------------------------------------------------------------------------
  Class B                  649,261      11,017,972     2,600,309      37,704,454
--------------------------------------------------------------------------------
  Class C*                  13,022         220,846         6,820          98,891
--------------------------------------------------------------------------------
Reacquired:
  Class A              (31,896,692)   (542,028,601)  (14,695,429)   (238,308,933)
--------------------------------------------------------------------------------
  Class B               (6,508,718)   (104,078,782)   (5,524,470)    (86,507,200)
--------------------------------------------------------------------------------
  Class C*                (198,182)     (3,256,196)      (31,426)       (540,656)
--------------------------------------------------------------------------------
                          (491,571)  $  (8,382,246)    5,830,219   $  88,807,717
================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-OPEN FUTURES CONTRACTS

On December 31, 1998, $1,020,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                       NUMBER OF                       UNREALIZED
      CONTRACTS        CONTRACTS   MONTH/COMMITMENT   APPRECIATION
      ---------        ---------   ----------------   ------------
S&P 500 Index             68         March 99/Buy      $1,127,100

NOTE 9-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the year ended December 31, 1998 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                      ----------------------
                                      NUMBER OF    PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------   ----------
Beginning of period                        --     $       --
------------------------------------------------------------
Written                                 2,056      1,225,702
------------------------------------------------------------
Closed                                   (478)      (188,956)
------------------------------------------------------------
Exercised                              (1,329)      (971,846)
------------------------------------------------------------
Expired                                  (249)       (64,900)
------------------------------------------------------------
End of period                              --     $       --
------------------------------------------------------------


NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                1998           1997        1996        1995        1994
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  15.67       $  14.78    $  13.05    $  10.32    $  11.32
------------------------------------------------------------  --------       --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                                    (0.04)          0.01(a)     0.07        0.02(a)       --
------------------------------------------------------------  --------       --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                    4.24           2.82        2.34        3.50       (0.57)
------------------------------------------------------------  --------       --------    --------    --------    --------
   Total from investment operations                               4.20           2.83        2.41        3.52       (0.57)
------------------------------------------------------------  --------       --------    --------    --------    --------
Less distributions:
 Dividends from net investment income                               --          (0.01)         --          --          --
------------------------------------------------------------  --------       --------    --------    --------    --------
 Distributions from net realized gains                           (0.52)         (1.93)      (0.68)      (0.79)      (0.43)
------------------------------------------------------------  --------       --------    --------    --------    --------
   Total distributions                                           (0.52)         (1.94)      (0.68)      (0.79)      (0.43)
------------------------------------------------------------  --------       --------    --------    --------    --------
Net asset value, end of period                                $  19.35       $  15.67    $  14.78    $  13.05    $  10.32
============================================================  ========       ========    ========    ========    ========
Total return(b)                                                  27.09%         19.54%      18.61%      34.31%      (4.99)%
============================================================  ========       ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $320,143       $266,168    $227,882    $168,217    $123,271
============================================================  ========       ========    ========    ========    ========
Ratio of expenses to average net assets                           1.11%(c)       1.13%()     1.18%       1.28%       1.22%
============================================================  ========       ========    ========    ========    ========
Ratio of net investment income to average net assets             (0.22)%(c)      0.04%()     0.46%       0.20%       0.02%
============================================================  ========       ========    ========    ========    ========
Portfolio turnover rate                                             68%           110%         97%         87%        201%
============================================================  ========       ========    ========    ========    ========

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c)  Ratios are based on average net assets of $280,671,673.

                                                                   CLASS B                                    CLASS C
                                          ----------------------------------------------------------    --------------------
                                            1998          1997        1996        1995        1994        1998        1997
                                          --------      --------    --------    --------    --------    --------    --------
Net asset value, beginning of period      $  14.98      $  14.32    $  12.77    $  10.21    $  11.31    $  14.98    $  17.65
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                (0.17)        (0.13)(a)    (0.05)     (0.08)(a)    (0.06)     (0.17)(a)    (0.04)(a)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
 Net gains (losses) on securities (both
   realized and unrealized)                   4.04          2.72        2.28        3.43       (0.61)       4.03       (0.70)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
    Total from investment operations          3.87          2.59        2.23        3.35       (0.67)       3.86       (0.74)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Less distributions:
 Distributions from net realized gains       (0.52)        (1.93)      (0.68)      (0.79)      (0.43)      (0.52)      (1.93)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
    Total distributions                      (0.52)        (1.93)      (0.68)      (0.79)      (0.43)      (0.52)      (1.93)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Net asset value, end of period            $  18.33      $  14.98    $  14.32    $  12.77    $  10.21    $  18.32    $  14.98
========================================= ========      ========    ========    ========    ========    ========    ========
Total return(b)                              26.13%        18.50%      17.60%      33.00%      (5.88)%     26.07%      (3.86)%
========================================= ========      ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $428,002      $356,186    $280,807    $138,034    $ 38,448    $  8,501    $  1,189
========================================= ========      ========    ========    ========    ========    ========    ========
Ratio of expenses to average net assets       1.93%(c)      1.99%       2.03%       2.13%       2.18%       1.93%(c)    1.95%(d)
========================================= ========      ========    ========    ========    ========    ========    ========
Ratio of net investment income (loss) to
 average net assets                          (1.04)%(c)    (0.82)%     (0.39)%     (0.65)%     (0.94)%     (1.04)%(c)  (0.77)%(d)
========================================= ========      ========    ========    ========    ========    ========    ========
Portfolio turnover rate                         68%          110%         97%         87%        201%         68%        110%
========================================= ========      ========    ========    ========    ========    ========    ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $371,022,634 and $4,267,476 for Class B and Class C, respectively.
(d)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Select Growth Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Select Growth Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Select Growth Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG LLP

                       Houston, Texas
                       February 5, 1999

TRUSTEES & OFFICERS

BOARD OF TRUSTEES                                   OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer
Chairman                                            Charles T. Bauer                          11 Greenway Plaza
A I M Management Group Inc.                         Chairman                                  Suite 100
                                                                                              Houston, TX 77046
Bruce L. Crockett                                   Robert H. Graham
Director                                            President                                 INVESTMENT ADVISOR
ACE Limited;
Formerly Director, President, and                   John J. Arthur                            A I M Advisors, Inc.
Chief Executive Officer                             Senior Vice President and Treasurer       11 Greenway Plaza
COMSAT Corporation                                                                            Suite 100
                                                    Carol F. Relihan                          Houston, TX 77046
Owen Daly II                                        Senior Vice President and Secretary
Director                                                                                      TRANSFER AGENT
Cortland Trust Inc.                                 Gary T. Crum
                                                    Senior Vice President                     A I M Fund Services, Inc.
Edward K. Dunn Jr.                                                                            P.O. Box 4739
Chairman, Mercantile Mortgage Corp.;                Dana R. Sutton                            Houston, TX 77210-4739
Formerly Vice Chairman and President,               Vice President and Assistant Treasurer
Mercantile-Safe Deposit & Trust Co.; and                                                      CUSTODIAN
President, Mercantile Bankshares                    Robert G. Alley
                                                    Vice President                            State Street Bank and Trust Company
Jack Fields                                                                                   225 Franklin Street
Chief Executive Officer                             Stuart W. Coco                            Boston, MA 02110
Texana Global, Inc.;                                Vice President
Formerly Member                                                                               COUNSEL TO THE FUND
of the U.S. House of Representatives                Melville B. Cox
                                                    Vice President                            Ballard Spahr
Carl Frischling                                                                               Andrews & Ingersoll, LLP
Partner                                             Karen Dunn Kelley                         1735 Market Street
Kramer, Levin, Naftalis & Frankel                   Vice President                            Philadelphia, PA 19103

Robert H. Graham                                    Jonathan C. Schoolar                      COUNSEL TO THE TRUSTEES
President and Chief Executive Officer               Vice President
A I M Management Group Inc.                                                                   Kramer, Levin, Naftalis & Frankel
                                                    Renee A. Friedli                          919 Third Avenue
Prema Mathai-Davis                                  Assistant Secretary                       New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.,
Commissioner, New York City Dept. for               P. Michelle Grace                         DISTRIBUTOR
the Aging; and member of the Board of Directors,    Assistant Secretary
Metropolitan Transportation Authority of                                                      A I M Distributors, Inc.
New York State                                      Jeffrey H. Kupor                          11 Greenway Plaza
                                                    Assistant Secretary                       Suite 100
Lewis F. Pennock                                                                              Houston, TX 77046
Attorney                                            Nancy L. Martin
                                                    Assistant Secretary                       AUDITORS
Ian W. Robinson
Consultant; Formerly Executive                      Ofelia M. Mayo                            KPMG LLP
Vice President and                                  Assistant Secretary                       700 Louisiana
Chief Financial Officer                                                                       Houston, TX 77002
Bell Atlantic Management                            Lisa A. Moss
Services, Inc.                                      Assistant Secretary

Louis S. Sklar                                      Kathleen J. Pflueger
Executive Vice President                            Assistant Secretary
Hines Interests
Limited Partnership                                 Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

                                                    Mary J. Benson
                                                    Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Select Growth Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.0180, $0.0180, and $0.0180 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts, 31.04% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $25,351,284 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

                       ANNUAL REPORT / FOR CONSIDERATION


HOW AIM MAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                              --------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                              --------------------



                           AIM SMALL CAP GROWTH FUND

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund  leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                 since 1976 and managed approximately $109
AIM Capital Development Fund             AIM Developing Markets Fund(2)        billion in assets for more than 6.2 million
AIM Constellation Fund                   AIM Europe Growth Fund(2)             shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)          AIM European Development Fund         corporate clients, and financial institutions,
AIM Select Growth Fund(3)                AIM International Equity Fund         as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)        AIM Japan Growth Fund(2)                   The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund         AIM Latin American Growth Fund(2)     Trademark-- is distributed nationwide, and AIM
AIM Value Fund                           AIM New Pacific Growth Fund(2)        today is the 10th-largest mutual fund complex
AIM Weingarten Fund                                                            in the U.S. in assets under management, according
                                                                               to Strategic Insight, an independent mutual fund
GROWTH & INCOME FUNDS                    GLOBAL GROWTH FUNDS                   monitor.
AIM Advisor Flex Fund                    AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund         AIM Global Growth Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund(2)
AIM Basic Value Fund(2), (C)             AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund(2), (D)
AIM Floating Rate Fund(2)                AIM Global Government Income Fund(2)
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund(2)
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund(2)
                                         AIM Global Financial Services Fund(2)
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund(2)
AIM High Income Municipal Fund           AIM Global Infrastructure Fund(2)
AIM Municipal Bond Fund                  AIM Global Resources Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(2), (E)

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.